UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 17, 2005

OUTBACK STEAKHOUSE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-15935	59-3061413
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2202 North West Shore Boulevard, Suite 500, Tampa, Florida 33607
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (813) 282-1225

 Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 to the Company’s Current Report filed on Form 8-K with the Securities and Exchange Commission on March 11, 2005 and on April 29, 2005, respectively, is being filed to disclose all of the terms and conditions of the fully executed Employment Agreement and Restricted Stock Agreement with the Company and its CEO, A. William Allen, III.

Item 1.01	Entry into a Material Definitive Agreement.

On May 17, 2005, A. William Allen, III, executed the Outback Steakhouse, Inc. Officer Employment Agreement and a Restricted Stock Agreement.

Mr. Allen’s employment agreement contains the following provisions and is attached hereto as an Exhibit: Mr. Allen’s employment agreement has a 10 year term. Mr. Allen’s base salary is $750,000 per year, plus certain other incentives and benefits, including a one time signing bonus of $2 MM in consideration of his employment, which was paid on May 2, 2005. Mr. Allen is also eligible to receive an annual bonus based on the Company meeting its objective and subjective operational goals. If the operational goals for the year are met, Mr. Allen is entitled to earn a bonus of up to $1 MM for that calendar year. If Mr. Allen’s employment is terminated without cause prior to December 31, 2009 (the first vesting date under his Restricted Stock Agreement), Mr. Allen will receive a severance payment of $5 MM. No severance is payable if Mr. Allen’s employment continues beyond December 31, 2009.

Mr. Allen’s restricted stock agreement contains the following provisions and is attached hereto as an Exhibit: Mr. Allen received 300,000 shares of restricted stock subject to the following time and performance vesting schedule: (i) 90,000 shares of restricted stock shall vest on December 31, 2009; provided however if on December 31, 2009 the market capitalization of the Company exceeds $6,060,000,000, an additional 30,000 shares of restricted stock shall vest; (ii) 90,000 shares of restricted stock shall vest on December 31, 2011; provided however if on December 31, 2011 the market capitalization of the Company exceeds $8,060,000,000, an additional 30,000 shares of restricted stock shall vest; and (iii) all remaining shares of restricted stock granted herein shall vest on December 31, 2014. Vesting on each vesting date is contingent on Mr. Allen being employed as Chief Executive Officer of the Company on the respective vesting dates.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits
Exhibit No.

99.1	Employment Agreement dated effective as of March 8, 2005, executed on May 17, 2005.

99.2	Restricted Stock Agreement dated effective as of April 27, 2005, executed on May 17, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OUTBACK STEAKHOUSE, INC.
(Registrant)

Date: May 18, 2005.	By:	/s/ Joseph J. Kadow
Joseph J. Kadow
Executive Vice President